UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 1, 2007
REGENCY ENERGY PARTNERS LP
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	0001-338613 (Commission File Number)	16-1731691 (IRS Employer Identification No.)
1700 Pacific, Suite 2900
Dallas, Texas 75201
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (214) 750-1771
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
DALLAS, Tex., March 5, 2007 — Regency Energy Partners LP (Nasdaq: RGNC) announced today that it has been selected for inclusion in NASDAQ’s Global Select listing tier. Regency also announced that the Partnership will hold the quarterly conference call to discuss fourth quarter and year-end results for 2006 on Friday, March 30, 2007, at 10:00 a.m. Central Time (11:00 a.m. Eastern Time).
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit
Number	Description
Exhibit 99.1	Regency Energy Partners LP Press Release dated March 5, 2007.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY ENERGY PARTNERS LP
By:	Regency GP LP, its general partner
By:	Regency GP LLC, its general partner

By:	/s/ Stephen L. Arata
Stephen L. Arata
Executive Vice President Chief Financial Officer

March 5, 2007

EXHIBIT INDEX

Exhibit
Number	Description
Exhibit 99.1	Regency Energy Partners LP Press Release dated March 5, 2007.